VANGUARD
ADMIRAL FUNDS(R)

[PHOTO]

Annual Report
January 31, 2000

VANGUARD ADMIRAL
TREASURY MONEY
MARKET FUND

VANGUARD ADMIRAL
SHORT-TERM
TREASURY FUND

VANGUARD ADMIRAL
INTERMEDIATE-TERM
TREASURY FUND

VANGUARD ADMIRAL
LONG-TERM
TREASURY FUND

[THE VANGUARD GROUP LOGO]

FELLOW SHAREHOLDERS:

[PHOTO]
John J. Bogle

Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

    Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basichuman values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

    While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant four years ago. What more could a man ask?

    While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

    But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

    You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

                                                            /S/  JOHN C BOGLE

--------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN ..............................................        1

THE MARKETS IN PERSPECTIVE ............................................        6

REPORT FROM THE ADVISER ...............................................        8

PERFORMANCE SUMMARIES .................................................       10

FUND PROFILES .........................................................       14

FINANCIAL STATEMENTS ..................................................       19

REPORT OF INDEPENDENT ACCOUNTANTS .....................................       35
--------------------------------------------------------------------------------


REPORT FROM THE CHAIRMAN

[PHOTO]
JOHN J. BRENNAN

Interest rates rose sharply and the prices of U.S. Treasury bonds fell during the 12 months ended January 31, 2000, as surprisingly strong economic growth sparked fears of higher inflation. In this difficult environment--the worst for bonds since fiscal 1995--two of the four Vanguard Admiral Funds posted negative total returns.

--------------------------------------------------------------------
                                      TOTAL RETURNS         SEC
                                    FISCAL YEAR ENDED   ANNUALIZED
                                    JANUARY 31, 2000      YIELD*
--------------------------------------------------------------------
ADMIRAL TREASURY
  MONEY MARKET FUND                    4.8%           5.16%
Average U.S. Treasury Money
  Market Fund**                        4.3
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index             4.8
--------------------------------------------------------------------

ADMIRAL SHORT-TERM TREASURY FUND       1.4%           6.50%
Average Short U.S. Treasury Fund**     1.4
Lehman Brothers 1-5 Year
  U.S. Treasury Bond Index             1.3

--------------------------------------------------------------------
ADMIRAL INTERMEDIATE-TERM
  TREASURY FUND                       -4.3%           6.84%
Average Intermediate
  U.S. Treasury Fund**                -3.0
Lehman Brothers 5-10 Year
  U.S. Treasury Bond Index            -5.0
--------------------------------------------------------------------

ADMIRAL LONG-TERM TREASURY FUND       -8.3%           6.71%
Average General
  U.S. Treasury Fund**                -6.2
Lehman Brothers Long
  U.S. Treasury Bond Index            -8.3
--------------------------------------------------------------------

*7-day yield for the Money Market Fund; 30-day yield for other funds.

**Derived from data provided by Lipper Inc.

       Not surprisingly, bonds with shorter maturities, whose prices are less sensitive to changing interest rates than those with longer maturities, did better during fiscal 2000. Our Treasury Money Market Fund earned 4.8% for the year, the highest return of the four funds. Our Short-Term Treasury Fund posted a modest return of 1.4%. But a decline of nearly 14% in the market value of bonds held by our Long-Term Treasury Fund resulted in a net total return of -8.3%. Our Intermediate-Term Treasury Fund returned -4.3%.

       As we noted in our report a year ago, fluctuating interest rates will cause significant swings in the total returns (capital change plus reinvested dividends) of bond funds, especially for our Intermediate- and Long-Term Treasury Funds, whose holdings have, on average, longer maturities than those of most peer funds. This year's negative capital return (or price change) for our Long-Term Treasury Fund was preceded by positive capital returns of 5.9% in fiscal 1999 and 9.8% in fiscal 1998. Over long periods, the ups and downs of capital returns tend to cancel each other out, leaving the interest income earned by your funds as the dominant factor in their returns. Indeed, for long-term investors in bond funds, an increase in interest rates is good news.

       The table above presents the 12-month total return for each fund, compared with those of its average mutual fund competitor and an unmanaged bond market index. The table also shows the annualized yield for each fund as of January 31. The positive side of the past year's surge in interest rates is that our funds' yields were up considerably from a year before--by 0.60 percentage point (60 basis points) for the Treasury Money Market Fund; 1.77 percentage points for the Short-Term Treasury Fund; 1.88 for the Intermediate-Term Treasury Fund; and 1.41 for the Long-Term Treasury Fund. The important point about higher yields is that reinvested income is more productive. Per-share figures for each fund, including net asset values, income dividends, and any capital gains distributions, are presented in the table that follows this letter.

FINANCIAL MARKETS IN REVIEW

During the 12 months ended January 31, the economy continued its stupendous growth unabated. The unemployment rate reached a 30-year low, and consumer confidence was at an all-time high. However, good economic news is often bad news for bonds. Bond investors viewed the continued economic expansion with fear because higher growth rates can ignite higher inflation, the enemy of bonds. (Rising prices diminish the purchasing power of a bond's interest payments, making bonds less attractive.) Indeed, the Consumer Price Index did record an increase in the inflation rate--to 2.7% during the year ended January 31, from a 1.7% rate during the previous 12 months. However, much of the increase stemmed from a spike in oil prices, which many analysts regard as a one-time event.

       The yield of the 30-year Treasury bond rose 1.4 percentage points to 6.49% during the period, and the yield of the 10-year Treasury jumped more than 2 percentage points to 6.67%--to almost 0.20 percentage point above the 30-year bond's yield. Investors were thus being paid more for taking less risk--a striking illustration of stress in the bond market. The yield of 3-month T-bills rose to 5.69% from 4.45% a year ago. The Lehman Aggregate Bond Index--which measures the entire taxable U.S. bond market and has an intermediate-term average maturity--returned -1.9%. The Lehman Long Treasury Index returned -8.3%.

       The Federal Reserve Board, seeking to slow the economy and preempt any acceleration in inflation, increased short-term interest rates three times, by a total of 75 basis points, during the fiscal year. Surprisingly, higher interest rates did not stop the U.S. stock market's ascent, despite some sharp interim setbacks.

       The Wilshire 5000 Total Market Index, which tracks the entire U.S. stock market, gained 14.4% during the fiscal year. Small- and mid-capitalization stocks managed to outpace large-cap stocks for the first time in several years:
The large-cap-dominated Standard & Poor's 500 Index gained 10.3%, less than one-third of the remarkable 31.7% gain of the Wilshire 4500 Completion Index (measuring the total U.S. market except for the S&P 500 stocks). Growth stocks, particularly technology-related issues, drove most of the gains.

FISCAL 2000 PERFORMANCE OVERVIEW

Among the Vanguard Admiral Funds, only the Treasury Money Market Fund exceeded the average return for its peer group. Our Short-Term Treasury Fund matched its peer group average, but the longer average maturities of our Intermediate-Term and Long-Term Funds caused them to trail their average competitors for the first time since fiscal 1997.

       Our TREASURY MONEY MARKET FUND maintained its $1 share price, as is expected but not guaranteed. Its 4.8% return outpaced the 4.3% gain of the average Treasury money market fund and matched the return of its unmanaged benchmark index.

       The 1.4% return of our SHORT-TERM TREASURY FUND matched that of its average peer and was slightly ahead of that of its index. Though the market value of the fund's holdings declined -3.9%, its interest income more than offset the drop.

       However, interest income wasn't enough to compensate for the drop in value in the remaining two funds. Our INTERMEDIATE-TERM TREASURY FUND, with an average maturity of almost 8 years, or about 3 years longer than its peers, had a return of -4.3%, coming in 1.3 percentage points behind its average competitor, but a bit ahead of its index. The -8.3% return of our LONG-TERM TREASURY FUND, which is about twice as sensitive to interest-rate changes as our Intermediate-Term fund, matched the return of its benchmark index but was 2.1 percentage points behind that of its average peer, which had an average maturity about four years shorter than our fund.

       The table at right breaks each fund's total return into its income and capital components and shows each fund's yield on January 31, 1999, and January 31, 2000.

-----------------------------------------------------------------
                                             TOTAL RETURNS
                       ANNUALIZED          FISCAL YEAR ENDED
                       YIELDS* ON          JANUARY 31, 2000
                       JANUARY 31,    ---------------------------
ADMIRAL                -----------    INCOME    CAPITAL     TOTAL
TREASURY FUND          1999   2000    RETURN    RETURN     RETURN
-----------------------------------------------------------------
Money Market           4.56%  5.16%      4.8%      0.0%     4.8%
Short-Term             4.73   6.50       5.3      -3.9      1.4
Intermediate-Term      4.96   6.84       5.6      -9.9     -4.3
Long-Term              5.30   6.71       5.4     -13.7     -8.3
-----------------------------------------------------------------

*7-day yield for the Treasury Money Market Fund; 30-day yield for other funds.

LIFETIME PERFORMANCE OVERVIEW

Over a longer period, the Vanguard Admiral Funds have provided excellent results, as each has earned returns superior to its peer-group average. In the case of the Long-Term Treasury Fund, our return since inception has exceeded that of the competitive group by an average of 1.6 percentage points a year--a substantial margin. The table below summarizes each fund's return since inception on December 14, 1992, and compares it with those of comparable fixed-income mutual funds and a relevant market index. The table also shows how hypothetical $50,000 investments in our funds, their average competitors, and their indexes would have grown over the period.

---------------------------------------------------------------------------
                                                  TOTAL RETURNS
                                     DECEMBER 14, 1992, TO JANUARY 31, 2000
                                     --------------------------------------
                                         AVERAGE         FINAL VALUE OF
                                         ANNUAL             A $50,000
                                         RETURN        INITIAL INVESTMENT
---------------------------------------------------------------------------
ADMIRAL TREASURY
  MONEY MARKET FUND                    4.7%                   $69,491
---------------------------------------------------------------------------
Average Treasury
  Money Market Fund                    4.3                     67,352
Salomon Smith Barney
  3-Month Treasury Index               4.8                     69,626
---------------------------------------------------------------------------
ADMIRAL SHORT-TERM
  TREASURY FUND                        5.5%                   $73,020
Average Short Treasury Fund            5.0                     70,848
Lehman 1-5 Year
  Treasury Index                       5.6                     73,892
---------------------------------------------------------------------------
ADMIRAL INTERMEDIATE-TERM
  TREASURY FUND                        6.2%                   $77,022
Average Intermediate
  Treasury Fund                        5.5                     73,174
Lehman 5-10 Year
  Treasury Index                       6.4                     77,611
---------------------------------------------------------------------------
ADMIRAL LONG-TERM
  TREASURY FUND                        7.6%                   $84,325
Average General
  Treasury Fund                        6.0                     75,688
Lehman Long
  Treasury Index                       7.8                     85,615
---------------------------------------------------------------------------

       The Performance Summaries on pages 10 through 13 include graphs showing cumulative returns for the lifetime of each of our funds as well as year-by-year breakdowns of the income and capital returns earned by each.

       Our fine longer-term performance stems from skilled investment management by the managers in Vanguard's Fixed Income Group and from our low costs, which give us a distinct advantage over our peers. Our expense ratio (annual expenses as a percentage of average net assets) for the fiscal year amounted to 0.15% ($1.50 per $1,000 in net assets), far lower than the 0.59% to 0.96% ($5.90 to $9.60 per $1,000 in assets) charged by our average competitors.

       A bond fund's expenses directly reduce the income it provides to shareholders.

The drag of higher costs is especially evident in Treasury bond funds, which must compete while investing in the same pools of securities. Over time, cost differences account for virtually all of the variation in total returns among funds investing in Treasuries with similar maturities.

       Low costs keep our returns from straying too far from those of our benchmark indexes, which exist only on paper and don't incur the operating and transaction costs that real-world mutual funds must bear. Since their inceptions, our funds have provided annualized returns within 0.2 percentage point of the returns of their indexes.

       In past reports, when falling interest rates augmented the returns on our funds, we cautioned against expecting interest rates to move only in one direction. Similarly, we now caution against undue pessimism after a year of disappointing returns. Fluctuations in interest rates are to be expected, although their timing and magnitude are unpredictable. For long-term investors, such fluctuations do nothing to negate the important attributes of bond funds: an ongoing stream of income along with diversification to balance out some of the risk of stock holdings.

IN SUMMARY

The recent difficulties in the bond market may prompt investors to question the value of diversification. But abandoning laggards and chasing winners is a risky strategy. As the last month of the fiscal year showed, the stock market can be volatile, and consistently stellar returns are by no means guaranteed.

       The huge disparity between stock and bond returns has not shaken our belief that investors are best served by selecting and sticking with a mix of stock, bond, and money market funds appropriate to their investment time horizon, goals, and risk tolerance. A well-balanced portfolio provides some exposure to the market's upside while limiting some of the downside. Investors should keep their eyes on the far horizon and not let turbulence sway them from their course.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer
February 15, 2000

A NOTE OF THANKS TO OUR FOUNDER

As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

PORTFOLIO STATISTICS
---------------------------------------------------------------------------------------------
                                  NET ASSET VALUE
                                     PER SHARE                  12 MONTHS              SEC
                                    JANUARY 31,          -----------------------     30-DAY
                                 ----------------         INCOME        CAPITAL   ANNUALIZED
ADMIRAL FUND                     1999         2000       DIVIDENDS       GAINS*        YIELD
---------------------------------------------------------------------------------------------
Treasury Money Market         $  1.00       $  1.00        $0.047        --          5.16%**
Short-Term Treasury             10.22          9.81         0.532    $0.017          6.50
Intermediate-Term Treasury      10.94          9.82         0.610     0.042          6.84
Long-Term Treasury              11.72         10.02         0.636     0.103          6.71
---------------------------------------------------------------------------------------------

 *Includes long-term and short-term capital gains distributions.

**7-day yield.

THE MARKETS IN PERSPECTIVE
YEAR ENDED JANUARY 31, 2000

The surprising strength of global economic growth was something of a tonic for stocks but seemed toxic for bonds during the fiscal year ended January 31, 2000.

     Interest rates soared--causing bond prices to fall--as investors and central banks worried that the rapid expansion in economic activity would cause inflation to worsen. Financial markets were anything but boring, as day-to-day price fluctuations for bonds and stocks were pronounced during the period.

U.S. STOCK MARKETS

The U.S. economy's performance was superlative during the fiscal year. Economic output grew at an inflation-adjusted rate of about 4%, a very rapid pace for a huge economy that has been expanding without pause for a record 107 months--nearly nine years. Growth also picked up in Asia and Europe. U.S. unemployment fell to 4.0% of the workforce, the lowest rate in 30 years. Inflation accelerated a bit--largely due to a 125% increase in oil prices--but the 2.7% increase in the Consumer Price Index (CPI) was hardly extreme. Corporate profits rose at a double-digit rate, providing some support for stock prices, which ordinarily are hurt by rising interest rates. Even so, some of the biggest gains were in stocks of companies with no profits at all.

---------------------------------------------------------------------------
                                              AVERAGE ANNUAL RETURNS
                                          ---------------------------------
                                          PERIODS ENDED JANUARY 31, 2000
---------------------------------------------------------------------------
                                         1 YEAR       3 YEARS       5 YEARS
---------------------------------------------------------------------------
STOCKS
   S&P 500 Index                        10.3%        22.9%        26.6%
   Russell 2000 Index                   17.7         11.7         16.6
   Wilshire 5000 Index                  14.4         22.2         25.5
   MSCI EAFE Index                      19.6         14.9         12.6
---------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index          -1.9%         5.5%         7.2%
   Lehman 10 Year Municipal Bond Index  -3.1          4.5          6.5
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index           4.8          5.0          5.2
---------------------------------------------------------------------------
OTHER
   Consumer Price Index                  2.7%         2.0%         2.3%
---------------------------------------------------------------------------


       The overall market, as measured by the Wilshire 5000 Total Market Index, recorded a 14.4% return, despite a -4.1% decline in the final month of the fiscal year. Small- and mid-capitalization stocks, which had lagged large-cap stocks for most of the previous five years, were the star performers. The 10.3% return of the large-cap S&P 500 Index, which represents more than 75% of the total market's value, badly trailed the 31.7% return of the rest of the market, as measured by the Wilshire 4500 Completion Index.

       The rise in the market averages obscured extremely wide variations in returns for various sectors. The small "other energy" category, home to oil exploration and services companies that benefited from pricier oil, soared 56%. But the consumer-staples group, which includes a number of big beverage, food, and tobacco companies, posted a horrid -19% return. Technology companies, which have become the market's largest sector, returned 38%. So did the producer-durables group, which includes several fast-growing makers of high-technology and telecommunications equipment. Higher fuel prices were a factor in the -13% decline for the auto & transportation group.

       In general, the market rewarded rapid growth and even the prospect of rapid growth while punishing sectors where actual or expected growth was subpar. This wide disparity based on expectations is reflected in the price/earnings (P/E) ratios for various sectors. For example, as of January 31, technology stocks in the S&P 500 Index had a market-cap weighted average P/E ratio of 56, more than five times the average P/E of 10 for auto & transportation stocks.

U.S. BOND MARKETS

Bond prices, which move in the opposite direction from interest rates, dropped almost continuously throughout the fiscal year. In part, the rise in rates reflected more borrowing by corporations and individuals. But a major factor was the anticipation that the U.S. economy's strong expansion would either rekindle inflation or force the Federal Reserve Board to keep boosting rates to counter that threat.

       Official inflation gauges sent ambiguous signals. The CPI rose 2.7% during the 12 months ended January 31, versus 1.7% during the previous 12 months. However, the CPI's "core rate," which excludes energy and food prices, gained a relatively modest 1.9%.

       The Fed, trying to cool the economy, raised its target for short-term interest rates on June 30 by one-quarter percentage point. It did so by a quarter-point again in August and November and, just after the end of our fiscal year, on February 2--a total increase of 1 full point in just over seven months.

       For the year, the Lehman Aggregate Bond Index, which has an intermediate-term average maturity and is a proxy for the entire taxable bond market, posted a -1.9% decline. On balance, yields rose by about 2 percentage points for intermediate-term U.S. Treasury securities. The 10-year Treasury's yield was 6.67% on January 31, 202 basis points above its 4.65% yield a year earlier. The rate increase was less pronounced--140 basis points--for 30-year Treasury bonds, which benefited because the federal government's growing budget surplus is reducing the supply of long-term securities.

       This led late in the fiscal year to an unusual "inversion" of the yield curve--instead of the usual upward-sloping curve, with yields rising steadily along with the maturity of Treasury bonds, the highest yields were for shorter-term bonds. As of January 31, for example, the yield of 3-year Treasury notes was 6.69%, while 30-year bonds yielded 6.49%. Short-term rates, which are most influenced by the Fed's moves, increased about 125 basis points; the yield on 3-month Treasury bills rose to 5.69% on January 31, 124 basis points above the level when the fiscal year began.

INTERNATIONAL STOCK MARKETS

Expanding economic activity and increased merger and acquisition activity were foundations of a strong year in international stock markets, which generally outperformed Wall Street. The biggest returns were from Pacific-region and emerging markets that bounced back from severe slumps in the previous two years.

       The overall return for U.S. investors from developed markets was 19.6%, as measured by the Morgan Stanley Capital International Europe, Australia, Far East Index. The MSCI Pacific Free Index was up 48.0% in U.S.-dollar terms, as returns of 38.5% in local currencies were boosted nearly 10 percentage points due to a rise in the value of the Japanese yen versus the dollar. In Europe, currency fluctuations had the opposite effect: A 20.8% local return was reduced to 8.3% for U.S. investors because the value of European currencies generally slumped versus the dollar.

       Emerging stock markets enjoyed a remarkable rebound. The Select Emerging Markets Free Index returned 57.8%, making up almost all the ground lost in the two previous years.

REPORT FROM THE ADVISER

The fiscal year ended January 31, 2000, was an ugly period for bond investors. Interest rates moved steadily higher in response to a strong economy that prompted the Federal Reserve Board to tighten monetary policy by raising rates. For shareholders of the Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds, increasing market interest rates eroded net asset values. For the Admiral Treasury Money Market Fund, which seeks to maintain a stable net asset value of $1 per share, the rise in rates translated into higher returns.

       As the fiscal year began, the bond market was recovering from a chaotic period following Russia's default on its debts in August 1998. The Russian crisis initiated a wave of fear that engulfed global markets. As fear triumphed over greed, investors seeking quality and liquidity flocked to U.S. Treasury securities. Their buying pushed yields down to levels not seen in a generation. On October 5, 1998, the benchmark 30-year Treasury bond yielded 4.72%. The markets in other fixed-income securities (corporate bonds, mortgages, and asset-backed securities) were near gridlock, so the Fed reduced short-term interest rates three times to improve liquidity.

       The Fed's rate reductions had the desired effect: Liquidity improved for other segments of the bond market, with spreads between bid and offering prices returning to near-normal levels that had prevailed in the first half of 1998. By early 1999, as the specter of financial Armageddon receded in investors' minds, the market began to see a reversal of the flight to quality that had sent buyers flocking to Treasuries. Investors began to focus on economic news to determine price levels. What they saw was an American economy that was growing very rapidly, propelled by strong consumer spending and capital investment. Real (inflation-adjusted) gross domestic product grew at a rate of about 4% for all of 1999, and in the second half of the year growth accelerated to an annualized rate of nearly 6%. The demand for workers by U.S. companies caused the unemployment rate to fall to a 30-year low. Although inflation remained subdued, the bond market was plagued by concern that the Fed would raise interest rates to forestall a future rise in prices. The Fed, indeed, raised its target for short-term rates three times in increments of 25 basis points, (four times, if we count the increase on February 2, after our year-end). Investors had anticipated those increases by selling bonds, which caused the steady rise in rates that we saw during the fiscal year. The 30-year Treasury bond closed the period with a yield of 6.49%, up 1.4 percentage points from its opening level.

       Yields increased even more for many other segments of the Treasury bond market. In January 2000, the Treasury announced that current and projected federal budget surpluses would enable it to cut back the issuance of 30-year bonds and that it would begin buying back outstanding long-term bonds. The prospect of a shrinking supply of bonds with maturities of 15 years or more resulted in greater demand for these bonds, so their yields rose more slowly than yields on shorter-term instruments. Yields on Treasuries with maturities between 2 and 10 years, for example, rose a bit more than 2 percentage points during the fiscal year.

       Although corporate and mortgage-backed securities also were hurt by the rise in market rates, they generally suffered less than Treasuries. Investors who shunned these sectors a year ago were eager purchasers during fiscal 2000, causing a narrowing in the gap between yields of these bonds and those of Treasuries.

A REVIEW OF OUR FUNDS

The rise in interest rates and the resulting fall in bond prices caused negative capital returns for our three bond funds, offsetting much or all of the income they generated. (A breakdown of capital and income returns is presented in the Chairman's report on page 3.)

       During fiscal 2000, our Short-Term, Intermediate-Term, and Long-Term Treasury Funds maintained average durations below those of their index benchmarks. We thus were able to mitigate some of the damage done to net asset values by rising interest rates (a longer duration implies increased sensitivity to rate changes). However, our Intermediate- and Long-Term Funds typically have higher average duration than their mutual fund peers, a characteristic that hurts when interest rates are rising, as during the past year. We adjusted the average maturity of the Admiral Treasury Money Market Fund's holdings--sometimes raising it and sometimes lowering it--at various points during the year based on our diagnosis of supply/demand conditions in the short-term Treasury market and our anticipation of Fed policy changes.

THE RISKS AHEAD

At this point, the market appears to have "priced in" additional Fed tightening of monetary policy. The consensus view is that the Fed will raise its target federal funds rate an additional 0.50% by mid-2000. Whether such steps will slow the economy enough to suit the Fed is debatable. However, the rise in yields since autumn 1998 has significantly boosted income from bonds, something that will help counter the blow to prices if the Fed does raise rates further than expected. Corporate bonds provide attractive yield premiums if we are correct in our view that the economy will continue growing at a healthy pace.

       The Vanguard Admiral Funds provide a full range of Treasury maturity options so that investors can select the fund whose characteristics best suit their needs. We remain committed to providing disciplined portfolio management at the lowest possible cost.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal
David R. Glocke, Principal
Vanguard Fixed Income Group

February 15, 2000



INVESTMENT PHILOSOPHY

The funds reflect a belief that investors who want the unparalleled credit quality of U.S. Treasury securities should be able to select portfolios with maturities appropriate to their needs.

PERFORMANCE SUMMARY
ADMIRAL TREASURY MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.


TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JANUARY 31, 2000
------------------------------------------------------------
                ADMIRAL TREASURY AVERAGE
                MONEY MARKET FUND                  FUND*
FISCAL     CAPITAL       INCOME      TOTAL         TOTAL
YEAR       RETURN        RETURN      RETURN        RETURN
------------------------------------------------------------
1993        0.0%          0.4%        0.4%          0.4%
1994        0.0           3.0         3.0           2.6
1995        0.0           4.2         4.2           3.8
1996        0.0           5.7         5.7           5.3
1997        0.0           5.2         5.2           4.7
1998        0.0           5.3         5.3           4.8
1999        0.0           5.1         5.1           4.6
2000        0.0           4.8         4.8           4.3
-----------------------------------------------------------

*Average Treasury Money Market Fund.

See Financial Highlights table on page 30 for dividend information for the past five years.

SEC 7-Day Annualized Yield (1/31/2000): 5.16%


CUMULATIVE PERFORMANCE: DECEMBER 14, 1992-JANUARY 31, 2000
------------------------------------------------------------------------------------
              Money Market               Average Treasury     Salomon S. Barney
              Admiral Treasury           Money Market Fund    3-Month Treasury Index
12/14/92      50000                      50000                50000
1993 01       50205                      50190                50210
1993 04       50564                      50511                50573
1993 07       50937                      50836                50958
1993 10       51318                      51167                51351
1994 01       51706                      51500                51748
1994 04       52104                      51839                52173
1994 07       52606                      52285                52713
1994 10       53187                      52814                53321
1995 01       53874                      53447                54039
1995 04       54623                      54125                54804
1995 07       55402                      54847                55597
1995 10       56161                      55550                56368
1996 01       56922                      56253                57133
1996 04       57637                      56875                57844
1996 07       58377                      57535                58587
1996 10       59137                      58211                59358
1997 01       59901                      58897                60121
1997 04       60652                      59548                60882
1997 07       61453                      60262                61671
1997 10       62257                      60994                62470
1998 01       63083                      61736                63279
1998 04       63892                      62442                64080
1998 07       64724                      63190                64891
1998 10       65549                      63921                65699
1999 01       66314                      64588                66431
1999 04       67047                      65208                67159
1999 07       67809                      65876                67927
1999 10       68615                      66587                68747
2000 01       69491                      67352                69626

                                                          AVERAGE ANNUAL TOTAL RETURNS
                                                         PERIODS ENDED JANUARY 31, 2000
                                                      ------------------------------------
                                                                                   SINCE        FINAL VALUE OF A
                                                        1 YEAR       5 YEARS     INCEPTION      $50,000 INVESTMENT
------------------------------------------------------------------------------------------------------------------
         Admiral Treasury Money Market Fund               4.79%       5.22%         4.72%            $69,491
         Average Treasury Money Market Fund*              4.28        4.73          4.27             67,352
         Salomon Smith Barney 3-Month Treasury Index      4.81        5.20          4.75             69,626
------------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
------------------------------------------------------------------------------------------------------------------
                                                                                         SINCE INCEPTION
                                          INCEPTION                             ----------------------------------
                                            DATE        1 YEAR       5 YEARS    CAPITAL      INCOME       TOTAL
------------------------------------------------------------------------------------------------------------------
Admiral Treasury Money Market Fund      12/14/1992       4.74%       5.23%      0.00%       4.72%       4.72%
------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
ADMIRAL SHORT-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.



TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JANUARY 31, 2000
------------------------------------------------------------
                  ADMIRAL SHORT-TERM
                    TREASURY FUND                LEHMAN*
FISCAL     CAPITAL     INCOME      TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
-----------------------------------------------------------
1993         1.7%       0.7%         2.4%         2.3%
1994         1.0        4.5          5.5          6.1
1995        -4.6        5.2          0.6         -0.1
1996         4.7        6.7         11.4         -2.0
1997        -1.9        6.0          4.1          4.1
1998         1.1        6.1          7.2          7.9
1999         1.1        5.6          6.7          7.0
2000        -3.9        5.3          1.4          1.3
-----------------------------------------------------------

*Lehman 1-5 Year Treasury Index.

See Financial Highlights table on page 30 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 14, 1992-JANUARY 31, 2000
------------------------------------------------------------------
               Admiral Short-Term        Average Short     Lehman 1-5 Year
               Treasury                  Treasury Fund     Treasury Index
12/14/92        50000                    50000             50000
1993 01         51176                    50958             51165
1993 04         52300                    51885             52334
1993 07         52573                    52177             52814
1993 10         53405                    53144             53753
1994 01         53989                    53613             54297
1994 04         52844                    52316             52907
1994 07         53519                    52923             53623
1994 10         53591                    53453             53565
1995 01         54297                    53908             54231
1995 04         56002                    55089             56024
1995 07         57691                    56464             57784
1995 10         58889                    58087             59066
1996 01         60494                    59601             60750
1996 04         59874                    58515             60085
1996 07         60638                    59095             60853
1996 10         62212                    60991             62516
1997 01         62945                    61603             63223
1997 04         63485                    61646             63745
1997 07         65143                    63220             65648
1997 10         66178                    64639             66786
1998 01         67485                    65897             68217
1998 04         68046                    65788             68742
1998 07         69133                    66767             69856
1998 10         71664                    69571             72596
1999 01         72006                    69897             72958
1999 04         72157                    69341             73011
1999 07         72114                    69397             73139
1999 10         73022                    70718             73990
2000 01         73020                    70848             73892


                                         AVERAGE ANNUAL TOTAL RETURNS
                                        PERIODS ENDED JANUARY 31, 2000
                                      ---------------------------------
                                                                 SINCE      FINAL VALUE OF A
                                      1 YEAR       5 YEARS     INCEPTION   $50,000 INVESTMENT
------------------------------------------------------------------------------------------------
Admiral Short-Term Treasury Fund       1.41%       6.10%         5.45%        $73,020
Average Short Treasury Fund*           1.36        5.62          5.01          70,848
Lehman 1-5 Year Treasury Index         1.28        6.38          5.63          73,892
------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
--------------------------------------------------------------------------------------------------------------
                                                                                       SINCE INCEPTION
                                      INCEPTION                                -------------------------------
                                        DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------
Admiral Short-Term Treasury Fund     12/14/1992       1.86%       6.46%         -0.05%       5.59%       5.54%
--------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
ADMIRAL INTERMEDIATE-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JANUARY 31, 2000
-----------------------------------------------------------------
             ADMIRAL INTERMEDIATE-TERM
                  TREASURY FUND                 LEHMAN*
FISCAL     CAPITAL     INCOME      TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
-----------------------------------------------------------------
1993         2.9%       0.9%         3.8%         3.8%
1994         4.1        5.8          9.9         10.6
1995        -9.4        5.7         -3.7         -4.5
1996        11.7        7.5         19.2         19.6
1997        -5.0        6.3          1.3          1.3
1998         4.2        6.8         11.0         11.7
1999         3.3        6.1          9.4         10.0
2000        -9.9        5.6         -4.3         -5.0
-----------------------------------------------------------------

*Lehman 5-10 Year Treasury Index.

See Financial Highlights table on page 31 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 14, 1992-JANUARY 31, 2000
--------------------------------------------------------------------------------
              Admiral Intermediate     Average Intermediate    Lehman 5-10 Year
              Term Treasury            Treasury Fund           Treasury Index
12/14/92      50000                    50000                   50000
1993 01       51875                    51675                   51888
1993 04       53828                    53317                   53815
1993 07       54949                    54201                   55242
1993 10       56577                    55756                   57050
1994 01       57008                    56321                   57404
1994 04       53709                    53610                   53784
1994 07       54543                    54043                   54613
1994 10       53626                    53526                   53547
1995 01       54917                    54637                   54844
1995 04       57536                    56548                   57603
1995 07       60442                    58151                   60566
1995 10       62865                    59960                   63019
1996 01       65437                    62915                   65604
1996 04       62545                    60631                   62626
1996 07       63252                    60692                   63352
1996 10       65876                    62574                   66088
1997 01       66285                    63940                   66476
1997 04       66549                    64020                   66559
1997 07       69775                    66160                   70200
1997 10       71277                    67211                   71865
1998 01       73562                    70136                   74248
1998 04       73670                    70236                   74379
1998 07       75360                    70745                   76090
1998 10       79914                    74180                   81473
1999 01       80512                    75445                   81687
1999 04       78822                    74373                   79779
1999 07       77196                    72507                   78190
1999 10       78062                    73068                   78931
2000 01       77022                    73174                   77611


                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                        PERIODS ENDED JANUARY 31, 2000
                                                     ----------------------------------
                                                                                SINCE      FINAL VALUE OF A
                                                     1 YEAR       5 YEARS     INCEPTION   $50,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------
Admiral Intermediate-Term Treasury Fund               -4.33%       7.00%         6.25%          $77,022
Average Intermediate Treasury Fund*                   -3.01        6.02          5.49            73,174
Lehman 5-10 Year Treasury Index                       -4.99        7.19          6.36            77,611
--------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
-----------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION
                                          INCEPTION                                 -----------------------------------
                                            DATE         1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-----------------------------------------------------------------------------------------------------------------------
Admiral Intermediate-Term Treasury Fund   12/14/1992      -3.43%       7.50%          0.12%       6.26%         6.38%
-----------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
ADMIRAL LONG-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JANUARY 31, 2000
--------------------------------------------------------------
            ADMIRAL LONG-TERM TREASURY FUND     LEHMAN*
FISCAL      CAPITAL     INCOME      TOTAL       TOTAL
YEAR        RETURN      RETURN      RETURN      RETURN
--------------------------------------------------------------
1993         3.0%      1.0%          4.0%         3.8%
1994         8.6       7.3          15.9         16.7
1995       -12.9       6.3          -6.6         -7.5
1996        18.6       8.1          26.7         27.4
1997        -8.1       6.4          -1.7         -1.6
1998         9.8       7.3          17.1         18.3
1999         5.9       6.2          12.1         12.3
2000       -13.7       5.4          -8.3         -8.3
--------------------------------------------------------------

*Lehman Long Treasury Index.

See Financial Highlights table on page 31 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 14, 1992-JANUARY 31, 2000
-----------------------------------------------------------------------
            Admiral Long-term     Average General     Lehman Long-term
            Treasury Fund         Treasury Fund       Treasury Index
12/14/92    50000                 50000               50000
1993 01     51984                 51668               51910
1993 04     54221                 53465               54191
1993 07     57330                 55847               57583
1993 10     60101                 58002               60541
1994 01     60248                 58054               60594
1994 04     54897                 53999               54890
1994 07     55850                 54724               55834
1994 10     53591                 53310               53500
1995 01     56273                 54832               56056
1995 04     59171                 56850               59166
1995 07     63461                 59721               63411
1995 10     67907                 62969               67870
1996 01     71319                 65552               71432
1996 04     65360                 61546               65497
1996 07     66431                 62175               66556
1996 10     70023                 65167               70211
1997 01     70074                 65702               70303
1997 04     70055                 64925               70173
1997 07     75870                 69002               76566
1997 10     78107                 71058               79072
1998 01     82024                 74309               83140
1998 04     81872                 73554               83008
1998 07     84926                 75247               86183
1998 10     90430                 79429               91969
1999 01     91957                 80648               93333
1999 04     87478                 77261               88653
1999 07     84657                 75352               85907
1999 10     85150                 76236               86267
2000 01     84325                 75688               85615


                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED JANUARY 31, 2000
                                              ----------------------------------
                                                                         SINCE       FINAL VALUE OF A
                                              1 YEAR       5 YEARS     INCEPTION    $50,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
         Admiral Long-Term Treasury Fund      -8.30%       8.43%         7.60%      $84,325
         Average General Treasury Fund*       -6.15        6.66          5.99        75,688
         Lehman Long Treasury Index           -8.27        8.84          7.83        85,615
-------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
-----------------------------------------------------------------------------------------------------------
                                                                                   SINCE INCEPTION
                                     INCEPTION                               ------------------------------
                                        DATE       1 YEAR       5 YEARS      CAPITAL    INCOME      TOTAL
-----------------------------------------------------------------------------------------------------------
Admiral Long-Term Treasury Fund     12/14/1992      -8.54%       8.71%       0.79%       6.72%   7.51%
-----------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
ADMIRAL TREASURY MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000. Key elements of this Profile are defined on page 15.

FINANCIAL ATTRIBUTES
------------------------------------------
Yield                                 5.2%
Average Maturity                   64 days
Average Quality                   Treasury
Expense Ratio                        0.15%


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
------------------------------------------
Treasury                            100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. U.S. Treasury securities are considered to have the highest credit quality, with U.S. agency bonds almost equally high.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
ADMIRAL SHORT-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 15.


FINANCIAL ATTRIBUTES
------------------------------------------------------------
                                   ADMIRAL          LEHMAN
                                SHORT-TERM          INDEX*
------------------------------------------------------------
Number of Issues                        33           5,567
Yield                                 6.5%            7.0%
Yield to Maturity                     6.8%            7.4%
Average Coupon                        6.0%            6.8%
Average Maturity                 2.8 years       8.8 years
Average Quality                   Treasury             Aaa
Average Duration                 2.1 years       4.9 years
Expense Ratio                        0.15%              --
Cash Reserves                         2.9%              --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
-----------------------------------
AVERAGE MATURITY         Short
CREDIT QUALITY           Treasury/Agency


VOLATILITY MEASURES
------------------------------------------------------------
                                         ADMIRAL    LEHMAN
                                      SHORT-TERM    INDEX*
------------------------------------------------------------
R-Squared                                0.81         1.00
Beta                                     0.49         1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------------
Treasury                                              88.4%
Agency                                                11.6
------------------------------------------------------------
Total                                                100.0%


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
------------------------------------------------------------
Under 1 Year                                           2.3%
1-3 Years                                             54.0
3-5 Years                                             38.4
Over 5 Years                                           5.3
------------------------------------------------------------
Total                                                100.0%

FUND PROFILE

ADMIRAL INTERMEDIATE-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 15.


FINANCIAL ATTRIBUTES
-----------------------------------------------------------------
                                         ADMIRAL           LEHMAN
                               INTERMEDIATE-TERM           INDEX*
-----------------------------------------------------------------
Number of Issues                              29            5,567
Yield                                       6.8%             7.0%
Yield to Maturity                           6.9%             7.4%
Average Coupon                              7.2%             6.8%
Average Maturity                       7.7 years        8.8 years
Average Quality                         Treasury              Aaa
Average Duration                       5.2 years        4.9 years
Expense Ratio                              0.15%               --
Cash Reserves                               3.2%               --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
-----------------------------------
AVERAGE MATURITY         Medium
CREDIT QUALITY           Treasury/Agency


VOLATILITY MEASURES
-----------------------------------------------------------------
                                         ADMIRAL           LEHMAN
                               INTERMEDIATE-TERM           INDEX*
-----------------------------------------------------------------
R-Squared                                   0.93             1.00
Beta                                        1.34             1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------------------------
Treasury                                                    87.5%
Agency                                                      12.5
-----------------------------------------------------------------
Total                                                      100.0%


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------------------------------
Under 1 Year                                                 1.9%
1-5 Years                                                    5.0
5-10 Years                                                  88.7
10-20 Years                                                  3.2
20-30 Years                                                  1.2
Over 30 Years                                                0.0
-----------------------------------------------------------------
Total                                                      100.0%

FUND PROFILE
ADMIRAL LONG-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 15.

FINANCIAL ATTRIBUTES
------------------------------------------------------------------
                                   ADMIRAL                 LEHMAN
                                 LONG-TERM                 INDEX*
------------------------------------------------------------------
Number of Issues                        21                  5,567
Yield                                 6.7%                   7.0%
Yield to Maturity                     6.7%                   7.4%
Average Coupon                        7.2%                   6.8%
Average Maturity                19.9 years              8.8 years
Average Quality                   Treasury                    Aaa
Average Duration                 9.7 years              4.9 years
Expense Ratio                        0.15%                     --
Cash Reserves                         4.7%                     --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
-----------------------------------
AVERAGE MATURITY         Long
CREDIT QUALITY           Treasury/Agency

VOLATILITY MEASURES
------------------------------------------------------------------
                                   ADMIRAL                 LEHMAN
                                 LONG-TERM                 INDEX*
------------------------------------------------------------------
R-Squared                             0.88                   1.00
Beta                                  2.02                   1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------------------
Treasury                                                     88.6%
Agency                                                       11.4
------------------------------------------------------------------
Total                                                       100.0%


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
------------------------------------------------------------------
Under 1 Year                                                  2.7%
1-5 Years                                                     0.0
5-10 Years                                                   14.8
10-20 Years                                                  23.8
20-30 Years                                                  58.7
Over 30 Years                                                 0.0
------------------------------------------------------------------
Total                                                       100.0%

FINANCIAL STATEMENTS
JANUARY 31, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings including each security's market value on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                                MATURITY              AMOUNT        VALUE*
ADMIRAL TREASURY MONEY MARKET FUND                                 YIELD**          DATE               (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (101.6%)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill                                            5.101%-5.166%     2/3/2000          $  228,295   $  228,230
U.S. Treasury Bill                                             5.13%-5.256%     3/2/2000             481,560      479,501
U.S. Treasury Bill                                             5.05%-5.258%    2/10/2000             570,240      569,527
U.S. Treasury Bill                                            5.166%-5.281%     3/9/2000             604,638      601,415
U.S. Treasury Bill                                            5.285%-5.351%    3/16/2000             122,246      121,466
U.S. Treasury Bill                                            5.192%-5.373%    2/17/2000             150,000      149,655
U.S. Treasury Bill                                            5.337%-5.464%    3/23/2000             216,000      214,370
U.S. Treasury Bill                                                   5.561%     6/1/2000               6,932        6,805
U.S. Treasury Bill                                                   5.611%    6/15/2000                 734          719
U.S. Treasury Bill                                                   5.859%     8/3/2000             165,000      160,254
U.S. Treasury Note                                                    4.50%    9/30/2000              48,438       47,941
U.S. Treasury Note                                                   5.125%    8/31/2000             150,000      149,277
U.S. Treasury Note                                                   5.375%    7/31/2000             110,000      109,707
U.S. Treasury Note                                                    5.50%    2/29/2000             495,000      495,085
U.S. Treasury Note                                                   5.625%    4/30/2000               7,351        7,354
U.S. Treasury Note                                                   5.875%    2/15/2000             313,142      313,233
U.S. Treasury Note                                                    6.00%    8/15/2000             255,000      255,086
U.S. Treasury Note                                                   6.375%    5/15/2000             809,720      811,852
U.S. Treasury Note                                                    6.75%    4/30/2000             382,000      383,256
U.S. Treasury Note                                                   6.875%    3/31/2000             465,000      466,174
U.S. Treasury Note                                                   7.125%    2/29/2000             135,000      135,199
U.S. Treasury Note                                                    8.50%    2/15/2000              30,699       30,734
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $5,736,840)                                                                                            5,736,840
-------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET AT
                                                                                                                     VALUE*
                                                                                                                      (000)
ADMIRAL TREASURY MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.6%)
----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                             $   191,760
Payables for Investment Securities Purchased                                                                        (250,005)
Other Liabilities                                                                                                    (30,799)
                                                                                                                 -----------
                                                                                                                     (89,044)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------
Applicable to 5,647,769,510 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                      $5,647,796
============================================================================================================================
NET ASSET VALUE PER SHARE                                                                                         $     1.00
============================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

-----------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             AMOUNT      PER
                                                                                                              (000)    SHARE
-----------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                         $5,647,769     $1.00
 Undistributed Net Investment Income                                                                             --        --
 Accumulated Net Realized Gains                                                                                  27        --
 Unrealized Appreciation                                                                                         --        --
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                              $5,647,796     $1.00
=============================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                                MATURITY              AMOUNT        VALUE*
ADMIRAL SHORT-TERM TREASURY FUND                                   COUPON**         DATE               (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.1%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (85.6%)
U.S. Treasury Inflation-Indexed Note                                 3.375%    1/15/2007          $   32,398   $    30,596
U.S. Treasury Inflation-Indexed Note                                 3.875%    1/15/2009              10,262         9,925
U.S. Treasury Inflation-Indexed Note                                  4.25%    1/15/2010              15,605        15,536
U.S. Treasury Note                                                    5.00%    2/28/2001              23,000        22,660
U.S. Treasury Note                                                   5.625%    5/15/2001              22,000        21,757
U.S. Treasury Note                                                    5.75%    4/30/2003             145,600       141,704
U.S. Treasury Note                                                   6.125%   12/31/2001              20,600        20,416
U.S. Treasury Note                                                    6.25%    4/30/2001              73,500        73,282
U.S. Treasury Note                                                    6.25%    1/31/2002              93,000        92,364
U.S. Treasury Note                                                   6.375%    1/31/2002               5,000         4,979
U.S. Treasury Note                                                    6.50%    5/31/2001               3,000         2,999
U.S. Treasury Note                                                    6.50%    8/31/2001              95,900        95,768
U.S. Treasury Note                                                   6.625%    7/31/2001             127,000       127,103
U.S. Treasury Note                                                    7.50%   11/15/2001              39,800        40,366
U.S. Treasury Note                                                   7.875%    8/15/2001              20,000        20,370
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                      6.475%    5/15/2000 (1)             589           589
Bariven, SA Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                                      6.277%    4/15/2001 (1)(3)        2,400         2,395
Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                                       5.73%    1/15/2003 (1)(2)       25,712        25,284
Guaranteed Export Trust (U.S. Government Guaranteed)                  7.46%   12/15/2005 (1)           6,261         6,284
Guaranteed Trade Trust (U.S. Government Guaranteed)                  6.104%    7/15/2003 (1)          23,333        22,834
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.10%    6/30/2007 (1)          16,285        14,997
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.696%     2/1/2005 (1)           5,500         5,297
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.735%    1/15/2002 (1)           4,333         4,325
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.76%    6/15/2006 (1)          20,000        19,184
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.926%    6/15/2005 (1)          10,335         9,945
Private Export Funding Corp. (U.S. Government Guaranteed)             5.73%    1/15/2004              65,950        62,534
Private Export Funding Corp. (U.S. Government Guaranteed)             6.31%    9/30/2004              10,000         9,627
Private Export Funding Corp. (U.S. Government Guaranteed)             6.45%    9/30/2004              40,000        38,605
                                                                                                                   -------
                                                                                                                   941,725
AGENCY BONDS & NOTES (6.0%)                                                                                        -------
Federal Farm Credit Bank                                              5.73%    7/28/2003               9,361         8,951
Federal Home Loan Mortgage Corp.                                      6.30%     6/1/2004              30,000        28,820
Federal National Mortgage Assn.                                       6.13%     6/3/2004              30,000        28,657
                                                                                                               -----------
                                                                                                                    66,428
MORGAGE-BACKED SECURITIES (5.5%)
Federal Home Loan Mortgage Corp.                                      6.00%     8/1/2006 (1)          39,191        37,238
Federal National Mortgage Assn.                                       6.00%     8/1/2006 (1)          24,114        22,897
                                                                                                               -----------
                                                                                                                    60,135
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,091,431)                                                                                             1,068,288
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.4%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                           5.73%     2/1/2000              27,695        27,695
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                   5.73%     2/1/2000              20,861        20,861
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $48,556)                                                                                                   48,556
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
   (COST $1,139,987)                                                                                             1,116,844
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                    VALUE*
                                                                                                                     (000)
ADMIRAL SHORT-TERM TREASURY FUND
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets---Note B                                                                                          $   13,502
Liabilities--Note G                                                                                               (30,550)
                                                                                                               -----------
                                                                                                                  (17,048)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 112,117,198 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,099,796
==========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                           $9.81
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2000, the aggregate value of this security was $25,284,000 representing 2.3% of net assets.

(3) Restricted security representing 0.2% of net assets at January 31, 2000.

---------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,137,776       $10.15
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses--Note E                                                             (14,837)        (.13)
 Unrealized Depreciation--Note F                                                                     (23,143)        (.21)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,099,796       $ 9.81
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
ADMIRAL INTERMEDIATE-TERM TREASURY FUND                            COUPON           DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.8%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (84.4%)
U.S. Treasury Bond                                                    7.50%   11/15/2016          $  $37,765   $  $40,651
U.S. Treasury Bond                                                  10.375%   11/15/2012 (3)         180,850      218,174
U.S. Treasury Inflation-Indexed Note                                 3.875%    4/15/2029              15,982       14,953
U.S. Treasury Inflation-Indexed Note                                  4.25%    1/15/2010              39,262       39,090
U.S. Treasury Note                                                   6.000%    8/15/2009              47,900       45,666
U.S. Treasury Note                                                   6.125%    8/15/2007             146,300      141,055
U.S. Treasury Note                                                    6.50%    8/15/2005              12,000       11,865
U.S. Treasury Note                                                    6.50%   10/15/2006              45,100       44,470
U.S. Treasury Note                                                   6.875%    5/15/2006              33,100       33,297
U.S. Treasury Note                                                    7.00%    7/15/2006             142,200      143,933
U.S. Treasury Note                                                    7.50%    2/15/2005             133,600      137,720
Export Funding Trust (U.S. Government Guaranteed)                     8.21%   12/29/2006 (1)           6,915        7,091
Government Export Trust (U.S. Government Guaranteed)                  6.00%    3/15/2005 (1)           6,553        6,380
Guaranteed Trade Trust (U.S. Government Guaranteed)                   6.69%    1/15/2009 (1)(2)       16,201       15,670
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.39%    6/26/2006 (1)           1,549        1,543
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.46%   12/15/2005 (1)           8,348        8,378
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.80%    8/15/2006 (1)           5,833        5,881
Guaranteed Trade Trust (U.S. Government Guaranteed)                   8.17%    1/15/2007 (1)           2,333        2,392
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.94%    6/20/2006 (1)           3,421        3,281
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.08%    8/15/2004 (1)          17,184       16,662
Overseas Private Investment Corp. (U.S. Government Guaranteed)       6.726%    9/15/2010 (1)           8,609        8,308
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.75%   12/15/2008 (1)          12,000       11,725
Overseas Private Investment Corp. (U.S. Government Guaranteed)        7.05%   11/15/2013 (1)          37,500       36,450
Private Export Funding Corp. (U.S. Government Guaranteed)             5.25%    5/15/2005              29,100       26,507
Private Export Funding Corp. (U.S. Government Guaranteed)             5.87%    7/31/2008              49,800       44,893
Private Export Funding Corp. (U.S. Government Guaranteed)             6.49%    7/15/2007               5,500        5,242
Private Export Funding Corp. (U.S. Government Guaranteed)             7.11%    4/15/2007              13,235       13,081
                                                                                                               -----------
                                                                                                                1,084,358
                                                                                                               -----------
AGENCY BONDS & NOTES (12.4%)
Federal National Mortgage Assn.                                      6.625%    9/15/2009              31,250       29,686
Federal National Mortgage Assn.                                       7.25%    1/15/2010             131,270      130,455
                                                                                                               -----------
                                                                                                                  160,141

--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,296,132)                                                                                            1,244,499
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (18.9%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                           5.73%     2/1/2000              23,933       23,933
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                   5.73%     2/1/2000             218,663      218,663
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $242,596)                                                                                                242,596
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (115.7%)
   (COST $1,538,728)                                                                                            1,487,095
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
ADMIRAL INTERMEDIATE-TERM TREASURY FUND
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-15.7%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                           $   22,275
Security Lending Collateral Payable to Brokers--Note G                                                           (218,663)
Other Liabilities                                                                                                  (5,504)
                                                                                                               -----------
                                                                                                                 (201,892)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 130,930,030 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,285,203
==========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                            9.82
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2000, the value of this security was $15,670,000, representing 1.2% of net assets.

(3) Securities with a value of $1,206,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,370,830       $10.47
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses--Note E                                                             (33,804)        (.26)
 Unrealized Depreciation--Note F
   Investment Securities                                                                             (51,633)        (.39)
   Futures Contracts                                                                                    (190)          --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,285,203       $ 9.82
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT       VALUE*
ADMIRAL LONG-TERM TREASURY FUND                                    COUPON**         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (95.3%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (84.0%)
U.S. Treasury Bond                                                    6.00%    2/15/2026          $      100   $       92
U.S. Treasury Bond                                                   6.125%   11/15/2027               1,450        1,365
U.S. Treasury Bond                                                   6.375%    8/15/2027              16,265       15,804
U.S. Treasury Bond                                                    6.50%   11/15/2026              26,590       26,237
U.S. Treasury Bond                                                   6.625%    2/15/2027              19,450       19,496
U.S. Treasury Bond                                                    6.75%    8/15/2026 (1)          37,960       38,592
U.S. Treasury Bond                                                   6.875%    8/15/2025               2,350        2,422
U.S. Treasury Bond                                                   7.500%   11/15/2016              13,505       14,537
U.S. Treasury Bond                                                   7.875%    2/15/2021              56,079       63,467
U.S. Treasury Bond                                                   8.125%    8/15/2019              29,058       33,453
U.S. Treasury Bond                                                   8.125%    5/15/2021              68,125       79,043
U.S. Treasury Bond                                                   8.875%    2/15/2019              46,003       56,521
U.S. Treasury Inflation-Indexed Note                                 3.875%    1/15/2009               4,782        4,625
U.S. Treasury Inflation-Indexed Note                                 3.875%    4/15/2029               9,171        8,580
U.S. Treasury Inflation-Indexed Note                                  4.25%    1/15/2010               4,501        4,482
U.S. Treasury Note                                                    6.00%    8/15/2009               7,100        6,769
Private Export Funding Corp. (U.S. Government Guaranteed)             6.67%    9/15/2009               4,000        3,802
                                                                                                               -----------
                                                                                                                  379,287
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
AGENCY BONDS & NOTES (11.3%)
Federal Home Loan Bank                                               5.800%     9/2/2008              20,850       18,826
Federal Home Loan Mortgage Corp.                                     6.750%    9/15/2029               4,900        4,551
Federal National Mortgage Assn.                                      6.625%    9/15/2009               6,050        5,747
Federal National Mortgage Assn.                                      7.250%    1/15/2010              21,795       21,660
                                                                                                               -----------
                                                                                                                   50,784
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $444,338)                                                                                                430,071
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.2%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                           5.73%     2/1/2000              12,156       12,156
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                   5.73%     2/1/2000               7,118        7,118
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $19,274)                                                                                                  19,274
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)
   (COST $463,612)                                                                                                449,345
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
--------------------------------------------------------------------------------------------------------------------------
ADMIRAL LONG-TERM TREASURY FUND
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                            $  11,839
Liabilities--Note G                                                                                                (9,723)
                                                                                                                ----------
                                                                                                                    2,116
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 45,041,090 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $451,461
==========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $10.02
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) Securities with a value of $5,083,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $475,542       $10.56
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Loss--Note E                                                                (9,799)        (.22)
 Unrealized Depreciation--Note F
   Investment Securities                                                                             (14,267)        (.32)
   Futures Contracts                                                                                     (15)          --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $451,461       $10.02
==========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------------------------------------------
                                                         ADMIRAL            ADMIRAL              ADMIRAL          ADMIRAL
                                                        TREASURY         SHORT-TERM    INTERMEDIATE-TERM        LONG-TERM
                                                    MONEY MARKET           TREASURY             TREASURY         TREASURY
                                                            FUND               FUND                 FUND             FUND
                                                    ----------------------------------------------------------------------
                                                                          YEAR ENDED JANUARY 31, 2000
                                                    ----------------------------------------------------------------------
                                                           (000)              (000)                (000)            (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                            $268,280            $66,991             $ 82,231         $ 29,179
    Security Lending                                          --                180                  209               35
                                                     ---------------------------------------------------------------------
        Total Income                                     268,280             67,171               82,440           29,214
                                                     ---------------------------------------------------------------------
EXPENSES
   The Vanguard Group--Note B
        Investment Advisory Services                         693                158                  172               61
        Management and Administrative                      6,332              1,381                1,526              522
        Marketing and Distribution                         1,150                263                  275               91
    Custodian Fees                                            52                 10                   15               11
    Auditing Fees                                              9                  7                    7                6
    Shareholders' Reports                                     89                 21                   27               15
    Trustees' Fees and Expenses                                6                  1                    2                1
                                                     ---------------------------------------------------------------------
        Total Expenses                                     8,331              1,841                2,024              707
        Expenses Paid Indirectly--Note C                     (13)                --                   --               --
                                                     ---------------------------------------------------------------------
        Net Expenses                                       8,318              1,841                2,024              707
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                    259,962             65,330               80,416           28,507
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                37            (14,724)             (33,603)          (8,790)
    Futures Contracts                                         --                 --                 (113)              --
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                      37            (14,724)             (33,716)          (8,790)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                     --            (33,310)            (106,972)         (60,517)
    Futures Contracts                                         --                 --                 (205)             (15)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                            --            (33,310)            (107,177)         (60,532)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                           $259,999            $17,296             $(60,477)       $ (40,815)
==========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------
                                                                 ADMIRAL                          ADMIRAL SHORT-TERM
                                                            MONEY MARKET FUND                       TREASURY FUND
                                                      --------------------------------------------------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                      --------------------------------------------------------------------
                                                             2000              1999               2000              1999
                                                            (000)             (000)              (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                             $   259,962        $  221,665         $   65,330        $   51,308
    Realized Net Gain (Loss)                                   37              (284)           (14,724)            6,290
    Change in Unrealized Appreciation (Depreciation)           --                --            (33,310)            4,134
                                                      --------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                     259,999           221,381             17,296            61,732
                                                      --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (259,962)         (221,665)           (65,330)          (51,308)
    Realized Capital Gain                                      --                --             (2,088)           (4,773)
                                                      --------------------------------------------------------------------
        Total Distributions                              (259,962)         (221,665)           (67,418)          (56,081)
                                                      --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                              5,808,863         5,189,503            565,512           889,960
    Issued in Lieu of Cash Distributions                  244,537           206,536             51,770            44,624
    Redeemed                                           (5,462,597)       (4,219,201)          (724,694)         (463,865)
                                                      --------------------------------------------------------------------
        Net Increase (Decrease) from Capital
            Share Transactions                            590,803         1,176,838           (107,412)          470,719
--------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                             590,840         1,176,554           (157,534)          476,370
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                   5,056,956         3,880,402          1,257,330           780,960
                                                      --------------------------------------------------------------------
    End of Year                                       $ 5,647,796        $5,056,956         $1,099,796        $1,257,330
==========================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                              5,808,863         5,189,503             56,468            87,237
    Issued in Lieu of Cash Distributions                  244,537           206,536              5,185             4,376
    Redeemed                                           (5,462,597)       (4,219,201)           (72,513)          (45,568)
                                                      --------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                            590,803         1,176,838            (10,860)           46,045
==========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                         ADMIRAL INTERMEDIATE-TERM                 ADMIRAL LONG-TERM
                                                               TREASURY FUND                         TREASURY FUND
                                                       --------------------------------------------------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                       --------------------------------------------------------------------
                                                               2000            1999               2000              1999
                                                              (000)           (000)              (000)             (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                $  80,416        $  64,893          $  28,507         $  23,642
    Realized Net Gain (Loss)                               (33,716)          20,371             (8,790)            6,371
    Change in Unrealized Appreciation (Depreciation)      (107,177)          17,871            (60,532)           17,628
                                                       --------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                      (60,477)         103,135            (40,815)           47,641
                                                       --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                  (80,416)         (64,893)           (28,507)          (23,642)
    Realized Capital Gain                                   (5,431)            (969)            (4,442)           (2,175)
                                                       --------------------------------------------------------------------
        Total Distributions                                (85,847)         (65,862)           (32,949)          (25,817)
                                                       --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                 593,029          752,778            307,237           388,444
    Issued in Lieu of Cash Distributions                    66,698           51,403             25,103            19,302
    Redeemed                                              (588,132)        (386,931)          (305,846)         (257,933)
                                                       --------------------------------------------------------------------
        Net Increase (Decrease) from Capital
            Share Transactions                              71,595          417,250             26,494           149,813
---------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                              (74,729)         454,523            (47,270)          171,637
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                    1,359,932          905,409            498,731           327,094
                                                       --------------------------------------------------------------------
    End of Year                                         $1,285,203       $1,359,932           $451,461          $498,731
===========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                  57,596           69,909             29,162            33,961
    Issued in Lieu of Cash Distributions                     6,530            4,776              2,390             1,685
    Redeemed                                               (57,479)         (35,851)           (29,053)          (22,520)
                                                       --------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                               6,647           38,834              2,499            13,126
===========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report Portfolio Turnover Rate.

---------------------------------------------------------------------------------------------------------------------------
                                                                          ADMIRAL TREASURY MONEY MARKET FUND
                                                                                YEAR ENDED JANUARY 31,
                                                                                ----------------------
---------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    2000         1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00        $1.00        $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .047         .050         .052         .051         .055
    Net Realized and Unrealized Gain (Loss) on Investments        --           --           --           --           --
                                                           ----------------------------------------------------------------
        Total from Investment Operations                        .047         .050         .052         .051         .055
                                                           ----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.047)       (.050)       (.052)       (.051)       (.055)
    Distributions from Realized Capital Gains                     --            --          --            --          --
                                                           ----------------------------------------------------------------
        Total Distributions                                    (.047)       (.050)       (.052)       (.051)       (.055)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00        $1.00        $1.00        $1.00        $1.00
===========================================================================================================================

TOTAL RETURN                                                   4.79%        5.12%        5.31%        5.24%        5.66%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $5,648       $5,057       $3,880       $3,247       $1,778
    Ratio of Total Expenses to Average Net Assets              0.15%        0.15%        0.15%        0.15%        0.15%
    Ratio of Net Investment Income to Average Net Assets       4.69%        4.97%        5.20%        5.12%        5.50%
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                             ADMIRAL SHORT-TERM TREASURY FUND
                                                                                YEAR ENDED JANUARY 31,
                                                            ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  2000        1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $10.22       $10.15       $10.04       $10.23       $ 9.77
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                     .532         .548         .592         .587         .626
    Net Realized and Unrealized Gain (Loss) on Investments   (.393)        .114         .110        (.190)        .460
                                                           ----------------------------------------------------------------
        Total from Investment Operations                      .139         .662         .702         .397        1.086
                                                           ----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                     (.532)       (.548)       (.592)       (.587)       (.626)
    Distributions from Realized Capital Gains                (.017)       (.044)          --           --           --
                                                           ----------------------------------------------------------------
        Total Distributions                                  (.549)       (.592)       (.592)       (.587)       (.626)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $ 9.81       $10.22       $10.15       $10.04       $10.23
===========================================================================================================================

TOTAL RETURN                                                 1.41%        6.70%        7.21%        4.05%       11.41%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                      $1,100       $1,257         $781         $553         $426
    Ratio of Total Expenses to Average Net Assets            0.15%        0.15%        0.15%        0.15%        0.15%
    Ratio of Net Investment Income to Average Net Assets     5.32%        5.35%        5.89%        5.85%        6.22%
    Portfolio Turnover Rate                                   120%         130%          81%          80%          95%
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                           ADMIRAL INTERMEDIATE-TERM TREASURY FUND
                                                                                YEAR ENDED JANUARY  31,
                                                                -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    2000         1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.94       $10.60       $10.17       $10.70       $ 9.58
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .610         .624         .645         .648         .665
    Net Realized and Unrealized Gain (Loss) on Investments    (1.078)        .348         .430        (.530)       1.120
                                                              -------------------------------------------------------------
        Total from Investment Operations                       (.468)        .972        1.075         .118        1.785
                                                              -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.610)       (.624)       (.645)       (.648)       (.665)
    Distributions from Realized Capital Gains                  (.042)       (.008)          --           --           --
                                                              -------------------------------------------------------------
        Total Distributions                                    (.652)       (.632)       (.645)       (.648)       (.665)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $ 9.82       $10.94       $10.60       $10.17       $10.70
===========================================================================================================================

TOTAL RETURN                                                  -4.33%        9.45%       10.98%        1.30%       19.16%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,285       $1,360         $905         $659         $585
    Ratio of Total Expenses to Average Net Assets              0.15%        0.15%        0.15%        0.15%        0.15%
    Ratio of Net Investment Income to Average Net Assets       5.96%        5.80%        6.28%        6.37%        6.49%
    Portfolio Turnover Rate                                      72%          63%          34%          52%          64%
===========================================================================================================================



---------------------------------------------------------------------------------------------------------------------------
                                                                             ADMIRAL LONG-TERM TREASURY FUND
                                                                                 YEAR ENDED JANUARY  31,
                                                              -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    2000         1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $11.72       $11.12       $10.13       $11.06       $ 9.40
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .636         .654         .669         .681         .691
    Net Realized and Unrealized Gain (Loss) on Investments    (1.597)        .653         .990        (.900)       1.749
                                                              -------------------------------------------------------------
        Total from Investment Operations                       (.961)       1.307        1.659        (.219)       2.440
                                                              -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.636)       (.654)       (.669)       (.681)       (.691)
    Distributions from Realized Capital Gains                  (.103)       (.053)          --        (.030)       (.089)
                                                              -------------------------------------------------------------
        Total Distributions                                    (.739)       (.707)       (.669)       (.711)       (.780)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.02       $11.72       $11.12       $10.13       $11.06
===========================================================================================================================

TOTAL RETURN                                                  -8.30%       12.11%       17.05%       -1.75%       26.74%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $451         $499         $327         $192         $186
    Ratio of Total Expenses to Average Net Assets              0.15%        0.15%        0.15%        0.15%        0.15%
    Ratio of Net Investment Income to Average Net Assets       6.05%        5.72%        6.41%        6.72%        6.66%
    Portfolio Turnover Rate                                      55%          32%          13%          42%         125%
===========================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Admiral Funds comprise the Admiral Treasury Money Market Fund, Admiral Short-Term Treasury Fund, Admiral Intermediate-Term Treasury Fund, and Admiral Long-Term Treasury Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

      1. SECURITY VALUATION: Admiral Treasury Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The Admiral Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds, along with other members of The Vanguard Group, transfer uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. FUTURES CONTRACTS: Each Admiral fund, except the Treasury Money Market Fund, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

      6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

            ------------------------------------------------------------------------------------------------
                                               CAPITAL CONTRIBUTED        PERCENTAGE           PERCENTAGE
                                                   TO VANGUARD              OF FUND           OF VANGUARD'S
            ADMIRAL FUND                              (000)               NET ASSETS         CAPITALIZATION
            ------------------------------------------------------------------------------------------------
            Treasury Money Market                   $1,208                     0.02%                1.2%
            Short-Term Treasury                        223                     0.02                 0.2
            Intermediate-Term Treasury                 264                     0.02                 0.3
            Long-Term Treasury                          90                     0.02                 0.1
            ------------------------------------------------------------------------------------------------

The fund's Trustees and officers are also Directors and officers of Vanguard.

C. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended January 31, 2000, custodian fee offset arrangements reduced expenses of the Admiral Treasury Money Market Fund by $13,000.

D. During the year ended January 31, 2000, purchases and sales of U.S. government securities other than temporary cash investments were:

------------------------------------------------------------------------------------------------
                                                                             (000)
                                                               ---------------------------------
ADMIRAL FUND                                                    PURCHASES              SALES
------------------------------------------------------------------------------------------------
Short-Term Treasury                                            $1,445,015           $1,557,641
Intermediate-Term Treasury                                      1,062,084              941,824
Long-Term  Treasury                                               267,627              250,584
------------------------------------------------------------------------------------------------

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Admiral Long-Term Treasury Fund had realized losses totaling $406,000 through January 31, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

      At January 31, 2000, the funds had the following capital losses available to offset future net capital gains:

-------------------------------------------------------------------------------------------------
                                                               EXPIRATION
                                                           FISCAL YEARS ENDING        AMOUNT
 ADMIRAL FUND                                                  JANUARY 31,             (000)
-------------------------------------------------------------------------------------------------
 Short-Term Treasury                                             2008-2009            $13,925
 Intermediate-Term Treasury                                      2008-2009             33,921
 Long-Term  Treasury                                             2008-2009              9,360
-------------------------------------------------------------------------------------------------

F. At January 31, 2000, net unrealized depreciation of investment securities for federal income tax purposes was:

------------------------------------------------------------------------------------------------
                                                               (000)
                                  --------------------------------------------------------------
                                                                                       NET
                                      APPRECIATED             DEPRECIATED          UNREALIZED
ADMIRAL FUND                          SECURITIES              SECURITIES          DEPRECIATION
------------------------------------------------------------------------------------------------
Short-Term Treasury                   $     66                 $(23,209)            $(23,143)
Intermediate-Term Treasury                 513                  (52,146)             (51,633)
Long-Term Treasury*                      2,468                  (17,141)             (14,673)
------------------------------------------------------------------------------------------------

*See Note E.

      At January 31, 2000, the aggregate settlement value of open futures contracts expiring in March 2000 and the related unrealized appreciation (depreciation) were:


------------------------------------------------------------------------------------------------
                                                                           (000)
                                                            -----------------------------------
                                       NUMBER OF               AGGREGATE           UNREALIZED
                                     LONG (SHORT)             SETTLEMENT          APPRECIATION
ADMIRAL FUND/FUTURES CONTRACTS         CONTRACTS                 VALUE           (DEPRECIATION)
------------------------------------------------------------------------------------------------
Intermediate-Term Treasury/
  U.S. Treasury Bond                     (102)                 $  9,406               $(293)
  U.S. Treasury Note                      176                    16,682                 103

Long-Term Treasury/
  U.S. Treasury Bond                      (36)                    3,320                 (68)
  U.S. Treasury Note                       62                     5,876                  53
------------------------------------------------------------------------------------------------

Net unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

G. The market values of securities on loan to broker/dealers at January 31, 2000, and collateral received with respect to such loans, were:

------------------------------------------------------------------------------------------------
                                                                (000)
                                    ------------------------------------------------------------
                                                                    COLLATERAL RECEIVED
                                                             -----------------------------------
                                      MARKET VALUE                                MARKET VALUE
                                        OF LOANED                               OF U.S. TREASURY
ADMIRAL FUND                           SECURITIES               CASH               SECURITIES
------------------------------------------------------------------------------------------------
Short-Term Treasury                    $  49,623             $  20,861              $  30,298
Intermediate-Term Treasury               330,261               218,663                118,673
Long-Term Treasury                        27,907                 7,118                 21,544
------------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Admiral Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Admiral Treasury Money Market Fund, Vanguard Admiral Short-Term Treasury Fund, Vanguard Admiral Intermediate-Term Treasury Fund, and Vanguard Admiral Long-Term Treasury Fund (constituting Vanguard Admiral Funds, hereafter referred to as the "Funds") at January 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

March 6, 2000

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SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD ADMIRAL FUNDS

This information for the fiscal year ended January 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

   The Admiral Short-Term Treasury Fund, Admiral Intermediate-Term Treasury Fund, and Admiral Long-Term Treasury Fund distributed $1,351,000, $3,104,000, and $4,053,000, respectively, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended January 31, 2000, all of which are designated as 20% rate gain distributions.

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

    Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

    Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

    The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

-----------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.




All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

[PHOTO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600





WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.



Q120-03/20/2000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.